UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: 06/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                                 JUNE 30, 2004

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                                   July 31, 2004

Dear Fellow Shareholders:

  In the first six months of 2004, the various market indices experienced little movement one way or another. Market participants are continuing to sort out economic and stock market data, and at this juncture, there is plenty of fodder for both the bulls and the bears to make their case. On the bullish side, the economy is clearly continuing to expand, with added jobs, relatively benign inflation, increased productivity and strong corporate profits through the first half. On the bearish side, one could argue that the inflation numbers that we receive from the Bureau of Labor Statistics (which remove food and fuel, both of which have experienced rapid increases in the last 12 months) understates inflation by a significant margin. Additionally, the Fed has now embarked, albeit gradually, on what appears to be a period of interest rate increases; corporate profits, in percentage terms, will likely not be as strong in the second half of the year as in the first; while economic recovery is in place, it may not be as strong as many had believed at the beginning of the year; and finally, the international and domestic political scenes are unsettled at best. The period of relatively low volatility and listlessness in the various market indices will likely persist until we gain clarification of the variables. While the strong earnings performance of the last 12 months, coupled with the flattish markets, have lowered the overall valuation levels of most stocks, the market today cannot be characterized as "cheap." All of your portfolio managers, as they detail in their letters, are continuing to ply their trades, in search of attractive securities; and while it is clearly harder to do so, given the strong gains of 2003, each of them believe they have attractively structured and priced portfolios for the next several quarters. In addition, all of the Funds have had strong levels of absolute performance for the 12 months ended June.

  Each of the portfolio managers' letters follow, with their respective views for the balance of 2004, as well as their assessment for the first half of this year. As always, we thank you for your continued support and investment in the FMI Mutual Funds family.

Sincerely,

/s/Ted D. Kellner, CFA

Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Provident Trust Strategy Fund

                                                                   July 31, 2004

Dear Shareholder,

  FMI Provident Trust Strategy Fund gained +25.74% for the 2004 fiscal year ended June 30, outperforming the S&P 500's 19.11% gain. Our focused portfolio, which began the year with 21 securities and ended with 20, was positioned to take advantage of 2004's slow growth, low inflation environment. With profit margins at a 75-year peak, 2004-2005 earnings gains will depend on revenue growth, so we are attempting to "stack the deck" in your favor with fast growers at reasonable valuations. The housing sector is our most controversial "bet" (and at 15.2% allocation, a big overweight to the stock market), which is based on our research estimate that demographics will overwhelm rising mortgage rates next year.

  The American economy is growing slowly with improved capital expenditures more than offset by slowing wage growth, largely thanks to surging healthcare costs. We expect next twelve months' inflation-adjusted GDP of 2-3%, along with flat corporate profits.

  As of August 4, 2004, our Board of Directors declared a distribution of $0.32203 per share from net long-term capital gains, payable August 5, 2004, to shareholders of record on August 3, 2004.

  We believe FMI Provident Trust Strategy Fund is positioned to benefit from our economic outlook. Positive calendar 2004-2005 equity results will require flexibility and ongoing review of economic, company and valuation trends.

Best regards,

/s/J. Scott Harkness, CFA

J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2004

  FMI Provident Trust Strategy Fund's fiscal year 2004 performance exceeded the S&P 500 due to our focus on persistent growth stocks, along with several successful cyclical portfolio positions. Ameritrade Holding Corp., Countrywide Financial Corp., Patterson Dental Co. and Zimmer Holdings, Inc. were the top contributors to our out-performance. Financials, Health Care and Industrials dominate the Fund's industry portfolio allocation and your portfolio continues to report index-exceeding revenue and earnings growth.

  Portfolio purchases in the first half of calendar 2004: Biomet, Inc., Illinois Tool Works Inc., Medtronic, Inc. and Pentair, Inc. Sold: Dell Inc., Fiserv, Inc. and Universal Health Services, Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
    FMI PROVIDENT TRUST STRATEGY FUND AND STANDARD & POOR'S 500 STOCK INDEX

                        FMI Provident Trust        Standard & Poor's
           Date         Strategy Fund*<F1>       500 Stock Index**<F2>
           ----         ------------------       ---------------------
          6/30/94             10,000                     10,000
          6/30/95             11,209                     12,611
          6/30/96             14,056                     15,902
          6/30/97             18,006                     21,421
          6/30/98             24,002                     27,911
          6/30/99             29,210                     34,247
          6/30/00             35,286                     36,713
          6/30/01             25,755                     31,268
          6/30/02             21,718                     25,644
          6/30/03             21,185                     25,709
          6/30/04             26,637                     30,622

                          AVERAGE ANNUAL TOTAL RETURN

                      1-Year         5-Year        10-Year
                      ------         ------        -------
                     +25.74%         -1.82%        +10.31%

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *<F1> For the 1995-2000 fiscal years, Resource Capital Advisers, Inc. was the Fund's investment adviser. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser.

         For the 1995-2001 fiscal years and through January 31, 2002, the portfolio manager for the Fund was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. was the Fund's portfolio manager and beginning September 9, 2002, Provident Trust Company became the Fund's portfolio manager.
**<F2> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2004

 SHARES                                                   COST         VALUE
 ------                                                   ----         -----
COMMON STOCKS -- 78.3% (A)<F4>

CONSUMER CYCLICALS SECTOR -- 10.1%
----------------------------------
           HOMEBUILDING -- 5.9%
  11,400   Toll Brothers, Inc.*<F3>                    $  286,806   $  482,448

           RETAIL-BUILDING SUPPLIES -- 4.2%
   6,500   Lowe's Companies, Inc.                         275,052      341,575

CONSUMER STAPLES SECTOR - 9.3%
------------------------------
           RETAIL-DRUG STORES -- 4.9%
  11,200   Walgreen Co.                                   333,215      405,552

           RETAIL-GENERAL MERCHANDISE -- 4.4%
   8,700   Costco Wholesale Corp.                         279,505      357,309

FINANCIALS SECTOR - 23.4%
-------------------------
           ASSET MANAGEMENT -- 7.1%
   6,500   Franklin Resources, Inc.                       308,562      325,520
   5,000   T. Rowe Price Group Inc.                       205,250      252,000
                                                       ----------   ----------
                                                          513,812      577,520

           BANKS-MAJOR REGIONAL -- 8.3%
   8,000   Fifth Third Bancorp                            507,300      430,240
   4,400   Wells Fargo & Co.                              209,000      251,812
                                                       ----------   ----------
                                                          716,300      682,052

           CONSUMER FINANCE -- 5.1%
   6,000   Countrywide Financial Corp.                    152,766      421,500

           INVESTMENT BANKING/BROKERAGE -- 2.9%
  21,000   Ameritrade Holding Corp.*<F3>                  175,773      238,350

HEALTHCARE SECTOR - 21.7%
-------------------------
           DISTRIBUTION-HEALTH -- 2.1%
   2,300   Patterson Dental Co.*<F3>                      118,682      175,927

           DRUGS MAJOR -- 2.3%
   2,025   Johnson & Johnson                               75,504      112,793
   2,100   Pfizer Inc.                                     13,770       71,988
                                                       ----------   ----------
                                                           89,274      184,781

           EQUIPMENT -- 13.0%
   9,900   Biomet, Inc.                                   385,482      439,956
   8,300   Medtronic, Inc.                                407,977      404,376
   2,500   Zimmer Holdings, Inc.*<F3>                     112,661      220,500
                                                       ----------   ----------
                                                          906,120    1,064,832

           HOSPITAL MANAGEMENT -- 4.3%
  15,600   Health Management
             Associates, Inc.                             308,531      349,752

INDUSTRIALS SECTOR -- 13.8%
---------------------------
           ENGINEERING & CONSTRUCTION -- 3.7%
   7,700   Jacobs Engineering
             Group Inc.*<F3>                              255,018      303,226

           MACHINERY -- 10.1%
   4,800   Illinois Tool Works Inc.                       427,166      460,272
  10,800   Pentair, Inc.                                  284,597      363,312
                                                       ----------   ----------
                                                          711,763      823,584
                                                       ----------   ----------
               Total common stocks                      5,122,617    6,408,408

PRINCIPAL
  AMOUNT
---------
SHORT-TERM INVESTMENTS -- 21.7% (A)<F4>

           FEDERAL AGENCY -- 9.7%
$400,000   Federal National
             Mortgage Association,
             0.95%, due 07/08/04                          399,926      399,926
 400,000   Federal National
             Mortgage Association,
             1.03%, due 07/20/04                          399,782      399,782
                                                       ----------   ----------
               Total federal agency                       799,708      799,708

           VARIABLE RATE DEMAND NOTES -- 12.0%
 181,219   American Family Financial
             Services, 0.96%                              181,219      181,219
 400,000   U.S. Bank, N.A., 1.11%                         400,000      400,000
 400,000   Wisconsin Corporate
             Central Credit
             Union, 1.03%                                 400,000      400,000
                                                       ----------   ----------
               Total variable rate
                 demand notes                             981,219      981,219
                                                       ----------   ----------
               Total short-term
                 investments                            1,780,927    1,780,927
                                                       ----------   ----------
               Total investments                       $6,903,544    8,189,335
                                                       ----------
                                                       ----------
           Liabilities, less cash and
           receivables -- (0.0%) (A)<F4>                                (2,399)
                                                                    ----------
               NET ASSETS                                           $8,186,936
                                                                    ----------
                                                                    ----------
               Net Asset Value Per Share
               ($0.01 par value 300,000,000
               shares authorized), offering
               and redemption price
               ($8,186,936 / 1,248,924
               shares outstanding)                                  $     6.56
                                                                    ----------
                                                                    ----------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2004

INCOME:
   Dividends                                                        $   37,622
   Interest                                                              9,279
                                                                    ----------
       Total income                                                     46,901
                                                                    ----------

EXPENSES:
   Management fees                                                      53,475
   Professional fees                                                    28,018
   Administrative services                                              18,054
   Transfer agent fees                                                  14,798
   Registration fees                                                     9,262
   Board of Directors fees                                               3,600
   Printing and postage expenses                                         3,075
   Custodian fees                                                        2,177
   Insurance expense                                                     1,749
   Other expenses                                                          707
                                                                    ----------
       Total expenses before reimbursement                             134,915
   Less expenses assumed by adviser                                    (49,355)
                                                                    ----------
       Net expenses                                                     85,560
                                                                    ----------
NET INVESTMENT LOSS                                                    (38,659)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       794,009
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                       786,403
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,580,412
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,541,753
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2004 and June 30, 2003

                                                                                                  2004             2003
                                                                                                --------         --------
OPERATIONS:
   Net investment loss                                                                         $  (38,659)      $  (24,207)
   Net realized gain (loss) on investments                                                        794,009         (386,902)
   Change in unrealized appreciation on investments                                               786,403          404,831
                                                                                               ----------       ----------
       Net increase (decrease) in net assets resulting from operations                          1,541,753           (6,278)
                                                                                               ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00326 and $0.00916 per share, respectively)             (3,767)          (2,675)
   Distributions from net realized gains ($0.64737 per share)                                          --         (189,045)
                                                                                               ----------       ----------
       Total distributions                                                                         (3,767)*<F5>   (191,720)*<F5>
                                                                                               ----------       ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (248,482 and 850,433 shares, respectively)                       1,515,998        4,376,612
   Net asset value of shares issued in distributions (553 and 28,133 shares, respectively)          3,506          143,480
   Cost of shares redeemed (111,481 and 59,376 shares, respectively)                             (672,605)        (284,837)
                                                                                               ----------       ----------
       Net increase in net assets derived from Fund share activities                              846,899        4,235,255
                                                                                               ----------       ----------
       TOTAL INCREASE                                                                           2,384,885        4,037,257
NET ASSETS AT THE BEGINNING OF THE YEAR                                                         5,802,051        1,764,794
                                                                                               ----------       ----------
NET ASSETS AT THE END OF THE YEAR                                                              $8,186,936       $5,802,051
                                                                                               ----------       ----------
                                                                                               ----------       ----------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    -----------------------------------------------------------
                                                                    2004         2003          2002          2001          2000
                                                                    ----         ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 5.22       $ 6.04        $14.02        $23.59        $23.36
Income from investment operations:
   Net investment (loss) income (a)<F6>                             (0.03)       (0.02)         0.06         (0.04)        (0.13)
   Net realized and unrealized gains (losses) on investments         1.37        (0.14)(d)     (1.33)        (5.64)         4.11
                                                                                       <F9>
                                                                   ------       ------        ------        ------        ------
Total from investment operations                                     1.34        (0.16)        (1.27)        (5.68)         3.98
Less distributions:
   Dividends from net investment income                             (0.00)*<F10> (0.01)           --            --         (0.02)
   Distributions from net realized gains                               --        (0.65)        (6.71)        (3.89)        (3.73)
                                                                   ------       ------        ------        ------        ------
Total from distributions                                            (0.00)       (0.66)        (6.71)        (3.89)        (3.75)
                                                                   ------       ------        ------        ------        ------
Net asset value, end of year                                       $ 6.56       $ 5.22        $ 6.04        $14.02        $23.59
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL RETURN                                                       25.74%       (2.45%)      (15.68%)      (27.01%)       20.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                8,187        5,802         1,765        12,265        24,186
Ratio of expenses (after reimbursement)
  to average net assets (b)<F7>                                     1.20%        1.21%         1.30%         1.30%         1.30%
Ratio of net investment (loss) income
  to average net assets (c)<F8>                                    (0.54%)      (0.54%)        0.65%        (0.12%)       (0.64%)
Portfolio turnover rate                                            48.76%       51.79%       161.67%       120.34%        46.67%

(a)<F6> In 2004, 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows: 1.89%, 3.11%, 3.06%, 1.56% and 1.40%, respectively.
(c)<F8> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, as follows: (1.23%), (2.44%), (1.11%), (0.38%) and (0.74%), respectively.
(d)<F9> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
*<F10>    Amount less than $0.005 per share.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                   July 12, 2004

Dear Shareholder,

  In our January letter to you, we concluded that the Fund's growth stocks would likely produce a positive return in 2004, driven by expected favorable earnings growth. Midway through the year, that judgment continues to be our view. For the first half of the year the Fund has gained 5.39%, compared with 2.74% for the Russell 1000 Growth Index.

  In the second quarter the stock market continued digesting the strong gains from 2003. The Fund's gain of 1.96% was slightly ahead of the Russell 1000 Growth Index. On a longer-term basis the portfolio has outperformed that Index for the last one, three and five years as seen below.

       2004                         PORTFOLIO        RUSSELL 1000 GROWTH
       ----                         ---------        -------------------
       Second Quarter                  1.96%                1.94%
       First Half                      5.39%                2.74%
       Last 1 Year to 6/30/04         18.43%               17.88%
       Last 3 Years Annualized        -2.50%               -3.74%
       Last 5 Years Annualized        -2.07%               -6.48%

  According to the New York Times table ranking mutual funds by performance for
                   --------------
the first half of 2004, the Large Cap Growth funds in the Morningstar database ranked at the 25th percentile gained 1.8%, versus the portfolio increase of 2.0%. For the five years ended June 30, 2004, the portfolio ranks around the 25th percentile in the Morningstar universe of Large Cap Growth Funds.

  The portfolio gain of 1.96% in the second quarter was not driven by any noteworthy trends. The moderate overweight in Technology and stock selection were helpful. This was somewhat offset by our overweight in Financials and their underperformance including Citigroup.

  What is our investment outlook now? On the positive side is the excellent earnings growth, surpassing nearly all estimates. Counterbalancing that primary driver of long-term portfolio performance are several questions regarding inflation, interest rates, slowing of earnings and economic growth, geopolitical risks and the U.S. elections. Although profit growth in the economy will slow as expected in the second half, we continue to believe that favorable productivity on top of a lean cost structure with a relatively better pricing environment will produce corporate earnings somewhat better than consensus estimates. We do not expect inflation to become worrisome. With significant worldwide competition and continuing relatively moderate wage increases, we do not foresee a material increase in unit labor costs. Thus, we are in the Federal Reserve camp believing interest rate increases are likely to be measured.

  The geopolitical situation and upcoming U.S. elections have several pluses and minuses which, on balance at this time, do not sway our investment outlook. With the S&P 500 selling around 16.5 times our estimate of prospective 2005 earnings, we maintain our belief that overall valuation seems reasonable. We will closely monitor the risks to this outlook. In the meantime, we will continue to emphasize our stock picking skills looking for good businesses with improving return on invested capital. Being substantial investors in the Fund, the investment team at Winslow Capital looks forward to solid growth in the Fund over the long term.

Respectfully submitted,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2004

  During the twelve months ended June 30, 2004, your Fund gained 18.43%, compared with the Russell 1000 Growth index increase of 17.88%. Covering a period when lower quality, lower price stocks led the recovery from the bear market bottom, it was a challenge to be ahead of the Index given the Fund's emphasis on quality. In the second quarter of 2004, the portfolio gained 1.96% versus 1.94% for the Russell 1000 Growth Index.

  The moderate overweight in Technology and stock selection were helpful. Gains in Yahoo! Inc., Maxim Integrated Products, Inc., eBay Inc. and VeriSign, Inc. outweighed the moderate disappointment in AmdocsLtd. which was sold. Although we were underweight in Consumer Staples, our strong overweighting in Avon Products, Inc. was additive. Our Healthcare weighting and stock selection were neutral to performance. Financials were a moderate drag, led by Citigroup Inc. down 9%. Also, as consumer spending slowed in the spring, there was a modest pullback in our retailers Lowe's Companies, Inc. and Bed Bath & Beyond Inc., but their earnings growth continues strong. The disappointment in the second quarter was the 19% decline in Career Education Corp. caused by allegations from some former employees in a lawsuit. Given that uncertainty and exercising our risk control, we sold the stock, realizing a year-to-date gain of 14%.

  The geopolitical situation and upcoming U.S. elections have several pluses and minuses which, on balance at this time, do not sway our investment outlook. With the S&P 500 selling around 16.5 times our estimate of prospective 2005 earnings, we maintain our belief the overall valuation seems reasonable. We will closely monitor the risks to this outlook. In the meantime, we will continue to emphasize our stock picking skills looking for good businesses with improving return on invested capital.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               FMI WINSLOW GROWTH FUND, RUSSELL 1000 GROWTH INDEX
                     AND STANDARD & POOR'S 500 STOCK INDEX

                  FMI Winslow       Russell 1000         Standard & Poor's
     Date         Growth Fund    Growth Index**<F13>   500 Stock Index*<F12>
     ----         -----------    -------------------   ---------------------
     7/1/95#<F11>   10,000             10,000                  10,000
    6/30/96         12,560             12,781                  12,612
    6/30/97         13,920             16,787                  16,988
    6/30/98         18,633             22,058                  22,136
    6/30/99         20,164             28,073                  27,183
    6/30/00         24,711             35,279                  29,140
    6/30/01         19,596             22,519                  24,819
    6/30/02         15,181             16,553                  20,354
    6/30/03         15,336             17,040                  20,872
    6/30/04         18,163             20,087                  24,861

                          AVERAGE ANNUAL TOTAL RETURN
                                                    Since Inception
                   1-Year            5-Year             7/01/95
                   ------            ------         ---------------
                   +18.43%           -2.07%              +6.86%

#<F11>  inception date

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*<F12> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
**<F13> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
June 30, 2004

SHARES                                                  COST           VALUE
------                                                  ----           -----
COMMON STOCKS -- 97.5% (A)<F15>

COMMUNICATION SERVICES SECTOR -- 2.5%
-------------------------------------
           TELECOMMUNICATION-WIRELESS -- 2.5%
  4,700    Nextel Communications,
             Inc.*<F14>                              $   95,917     $  125,302

CONSUMER CYCLICALS SECTOR -- 14.7%
----------------------------------
           BROADCASTING & CABLE -- 1.9%
  1,700    Comcast Corp.
             Special Cl A NV*<F14>                       52,552         46,937
  1,500    Univision
             Communications Inc.*<F14>                   41,548         47,895
                                                     ----------     ----------
                                                         94,100         94,832

           LODGING-HOTELS -- 2.0%
  2,100    Carnival Corp.                                72,063         98,700

           RETAIL-BUILDING SUPPLIES -- 2.2%
  2,100    Lowe's Companies, Inc.                        67,213        110,355

           RETAIL-COMPUTER & ELECTRIC -- 1.7%
  1,600    Best Buy Co., Inc.                            77,621         81,184

           RETAIL-INTERNET -- 4.3%
  1,300    eBay Inc.*<F14>                               64,635        119,535
  3,100    InterActiveCorp*<F14>                         98,254         93,434
                                                     ----------     ----------
                                                        162,889        212,969

           RETAIL-SPECIALTY -- 2.6%
  3,300    Bed Bath & Beyond Inc.*<F14>                 104,478        126,885

CONSUMER STAPLES SECTOR -- 6.5%
-------------------------------
           DISTRIBUTION-FOOD & HEALTH -- 1.0%
  1,300    Sysco Corp.                                   30,588         46,631

           HOUSEHOLD PRODUCTS -- 1.8%
  1,900    Avon Products, Inc.                           51,927         87,666

           RETAIL-DRUG STORES -- 1.6%
  2,200    Walgreen Co.                                  76,607         79,662

           RETAIL-GENERAL MERCHANT -- 2.1%
  2,000    Wal-Mart Stores, Inc.                         76,229        105,520

ENERGY SECTOR -- 1.1%
---------------------
           OIL & GAS-REFINING & MARKETING -- 1.1%
    700    Valero Energy Corp.                           52,303         51,632

FINANCIALS SECTOR -- 13.5%
--------------------------
           COMMERCIAL SERVICES -- 1.2%
    400    Chicago Mercantile
             Exchange                                    52,023         57,748

           CONSUMER FINANCE -- 2.5%
  3,000    SLM Corp.                                    100,458        121,350

           FINANCIAL-DIVERSE -- 2.7%
  2,900    Citigroup Inc.                               119,582        134,850

           INSURANCE-MULTILINE -- 3.1%
  2,150    American International
             Group, Inc.                                135,054        153,252

           INVESTMENT BANKS/BROKER -- 2.7%
    900    Goldman Sachs
             Group, Inc.                                 79,498         84,744
    900    Merrill Lynch & Co., Inc.                     38,325         48,582
                                                     ----------     ----------
                                                        117,823        133,326

           INVESTMENT MANAGEMENT -- 1.3%
  1,300    Franklin Resources, Inc.                      62,565         65,104

HEALTHCARE SECTOR -- 20.4%
--------------------------
           BIOTECHNOLOGY -- 2.9%
  1,100    Amgen Inc.*<F14>                              55,306         60,027
    600    Biogen Idec Inc.*<F14>                        33,697         37,950
    800    Genentech, Inc.*<F14>                         21,715         44,960
                                                     ----------     ----------
                                                        110,718        142,937

           MANAGED CARE -- 4.0%
    600    Anthem, Inc.*<F14>                            37,554         53,736
  2,300    UnitedHealth Group Inc.                       63,184        143,175
                                                     ----------     ----------
                                                        100,738        196,911

           MEDICAL DISTRIBUTORS -- 2.3%
  2,000    Fisher Scientific
             International Inc.*<F14>                   109,693        115,500

           MEDICAL PRODUCTS & SUPPLIES -- 4.9%
  1,800    Boston Scientific Corp.*<F14>                 52,644         77,040
  1,200    Medtronic, Inc.                               43,893         58,464
    700    St. Jude Medical, Inc.                        48,685         52,955
    600    Zimmer Holdings, Inc.*<F14>                   24,584         52,920
                                                     ----------     ----------
                                                        169,806        241,379

           PHARMACEUTICALS -- 3.1%
  1,400    Eli Lilly & Co.                               98,024         97,874
    800    Teva Pharmaceutical
             Industries Ltd.-SP ADR                      49,229         53,832
                                                     ----------     ----------
                                                        147,253        151,706

           SPECIALIZED SERVICES -- 3.2%
  4,800    Caremark Rx, Inc.*<F14>                       95,801        158,112

INDUSTRIALS SECTOR -- 10.6%
---------------------------
           BUSINESS SERVICE -- 2.9%
  1,100    Apollo Group, Inc.*<F14>                      52,835         97,119
  1,400    Education
             Management Corp.*<F14>                      46,995         46,004
                                                     ----------     ----------
                                                         99,830        143,123

           INDUSTRIAL CONGLOMERATE -- 5.8%
    800    3M Co.                                        65,538         72,008
  2,100    Danaher Corp.                                 82,417        108,885
  3,300    General Electric Co.                         108,842        106,920
                                                     ----------     ----------
                                                        256,797        287,813

           SERVICES-EMPLOYMENT -- 1.9%
  1,800    Manpower Inc.                                 88,370         91,386

TECHNOLOGY SECTOR -- 28.2%
--------------------------
           COMMUNICATION-EQUIPMENT -- 4.1%
  6,200    Cisco Systems Inc.*<F14>                      39,063        146,940
  4,300    Corning Inc.*<F14>                            49,464         56,158
                                                     ----------     ----------
                                                         88,527        203,098

           COMPUTER HARDWARE -- 4.3%
  4,400    Dell Inc.*<F14>                              127,616        157,608
  2,600    Network Appliance, Inc.*<F14>                 51,303         55,978
                                                     ----------     ----------
                                                        178,919        213,586

           COMPUTER SOFTWARE/SERVICES -- 7.3%
  1,100    Intuit Inc.*<F14>                             48,535         42,438
  2,000    Mercury Interactive Corp.*<F14>               57,687         99,660
  3,500    Microsoft Corp.                               40,941         99,960
  2,800    SAP AG SP ADR                                100,608        117,068
                                                     ----------     ----------
                                                        247,771        359,126

           COMPUTERS-NETWORKING -- 2.3%
  5,600    VeriSign, Inc.*<F14>                          95,063        111,440

           COMPUTERS-PERIPHERAL -- 1.2%
    600    Lexmark
             International, Inc.*<F14>                   49,909         57,918

           ELECTRONICS-SEMICONDUCTOR -- 2.3%
  2,200    Maxim Integrated
             Products, Inc.                              80,691        115,324

           INTERNET -- 1.5%
  2,000    Yahoo! Inc.*<F14>                             41,594         72,660

           SERVICES-DATA PROCESSING -- 3.1%
  1,200    First Data Corp.                              52,059         53,424
  2,900    Paychex, Inc.                                 98,325         98,252
                                                     ----------     ----------
                                                        150,384        151,676

           WIRELESS -- 2.1%
  1,400    QUALCOMM Inc.                                 71,124        102,172
                                                     ----------     ----------
               Total common stocks                    3,732,428      4,802,835

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.0% (A)<F15>

           VARIABLE RATE DEMAND NOTE -- 2.0%
$98,858    U.S. Bank, N.A., 1.11%                        98,858         98,858
                                                     ----------     ----------
               Total investments                     $3,831,286      4,901,693
                                                     ----------
                                                     ----------
           Cash and receivables, less
             liabilities -- 0.5% (A)<F15>                               24,438
                                                                    ----------
               NET ASSETS                                           $4,926,131
                                                                    ----------
                                                                    ----------
               Net Asset Value Per Share
                 ($0.01 par value 300,000,000
                 shares authorized), offering
                 and redemption price
                 ($4,926,131 / 1,049,651
                 shares outstanding)                                $     4.69
                                                                    ----------
                                                                    ----------

  *<F14>   Non-income producing security.
(a)<F15> Percentages for the various classifications relate to net assets. ADR American Depository Receipts.
N.V. Netherlands Antilles limited liability corporation

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2004

INCOME:
   Dividends                                                          $ 23,402
   Interest                                                              1,161
                                                                      --------
       Total income                                                     24,563
                                                                      --------
EXPENSES:
   Management fees                                                      46,131
   Professional fees                                                    28,356
   Transfer agent fees                                                  14,451
   Administrative services                                              13,120
   Custodian fees                                                        9,752
   Registration fees                                                     9,562
   Board of Directors fees                                               3,600
   Printing and postage expense                                          1,623
   Insurance expense                                                     1,116
   Other expenses                                                          783
                                                                      --------
       Total expenses before reimbursement                             128,494
   Less expenses assumed by adviser                                    (68,524)
                                                                      --------
       Net expenses                                                     59,970
                                                                      --------
NET INVESTMENT LOSS                                                    (35,407)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       484,687
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                       326,080
                                                                      --------
NET GAIN ON INVESTMENTS                                                810,767
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $775,360
                                                                      --------
                                                                      --------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2004 and June 30, 2003

                                                                                        2004           2003
                                                                                      --------       --------
OPERATIONS:
   Net investment loss                                                               $  (35,407)    $  (28,138)
   Net realized gain (loss) on investments                                              484,687       (268,516)
   Change in unrealized appreciation on investments                                     326,080        395,196
                                                                                     ----------     ----------
       Net increase in net assets resulting from operations                             775,360         98,542
                                                                                     ----------     ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (120,700 and 93,867 shares, respectively)                518,473        315,698
   Cost of shares redeemed (75,339 and 147,472 shares, respectively)                   (339,697)      (586,507)
                                                                                     ----------     ----------
       Net increase (decrease) in net assets derived from Fund share activities         178,776       (270,809)
                                                                                     ----------     ----------
       TOTAL INCREASE (DECREASE)                                                        954,136       (172,267)
NET ASSETS AT THE BEGINNING OF THE YEAR                                               3,971,995      4,144,262
                                                                                     ----------     ----------
NET ASSETS AT THE END OF THE YEAR                                                    $4,926,131     $3,971,995
                                                                                     ----------     ----------
                                                                                     ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    -----------------------------------------------------------
                                                                    2004         2003          2002          2001          2000
                                                                    ----         ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 3.96       $ 3.92        $ 5.07        $11.62        $15.60
Income from investment operations:
   Net investment loss (a)<F16>                                     (0.03)       (0.03)        (0.03)        (0.05)        (0.08)
   Net realized and unrealized gains (losses) on investments         0.76         0.07         (1.12)        (1.94)         2.52
                                                                   ------       ------        ------        ------        ------
Total from investment operations                                     0.73         0.04         (1.15)        (1.99)         2.44

Less distributions:
   Dividend from net investment income                                 --           --            --            --            --
   Distributions from net realized gains                               --           --            --         (4.56)        (6.42)
                                                                   ------       ------        ------        ------        ------
Total from distributions                                               --           --            --         (4.56)        (6.42)
                                                                   ------       ------        ------        ------        ------
Net asset value, end of year                                       $ 4.69       $ 3.96        $ 3.92        $ 5.07        $11.62
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL RETURN                                                       18.43%        1.02%       (22.53%)      (20.54%)       22.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                4,926        3,972         4,144         5,860        12,151
Ratio of expenses (after reimbursement)
  to average net assets (b)<F17>                                    1.30%        1.30%         1.30%         1.30%         1.29%
Ratio of net investment loss to average net assets (c)<F18>        (0.77%)      (0.74%)       (0.73%)       (0.70%)       (0.65%)
Portfolio turnover rate                                            94.10%      108.42%        70.55%       111.99%       123.92%

(a)<F16> Net investment loss per share is calculated using average shares outstanding.
(b)<F17> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 2.78%, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
(c)<F18> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2004, 2003, 2002, 2001 and 2000,
           (2.25%), (2.61%), (2.14%), (1.27%) and (0.90%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund

                                                                   July 31, 2004

Dear Shareholder:

  For the first time in five quarters, large cap stocks outperformed small. In the small cap growth world, the best stocks to own this quarter were larger market cap (above $1.3 billion), with slower growth rates, lower P/E's and lower beta. Considering those attributes, it is not surprising that value and GARP managers outperformed their more growthy brethren. Energy was the strongest sector, followed by autos and transports, then healthcare, which added the most value due to its much larger weight in the benchmark. Technology stocks, and in particular semiconductor stocks, performed the worst. In our broad peer universe, the Lipper small-cap growth, only 37% of managers beat the Russell 2000 Growth Index this quarter and only 24% have year-to-date.

  The FMI Knappenberger Partners Emerging Growth Fund slightly under-performed, and still trails the Russell 2000 Growth Index year-to-date, due to a disappointing January. While it is still very early in the third quarter, we have regained several percentage points of performance against our index. We have been overweight in the energy sector for several quarters and this continues to benefit the portfolio with Carrizo Oil and Gas, Inc., KCS Energy, Inc. and Ultra Petroleum Corp. performing well. Our sole transport stock, J.B. Hunt Transport Services, Inc. also had an excellent quarter. In healthcare, American Medical Systems Holdings, Inc., INAMED Corp. and Psychiatric Solutions, Inc. had great quarters, but we were modestly underweight the sector entering the period. As we believe healthcare will continue to perform well at this stage of the recovery, we added Connetics Corp, Merit Medical Systems, Inc. and Wright Medical Group, Inc. to the portfolio at attractive prices.

  Technology stocks fared the worst as they had the wrong characteristics, (i.e. high P/E and high beta), but also were the group with the most disappointing fundamentals. While in our portfolio Avid Technology, Inc., Ditech Communications Corp. and Packeteer, Inc. did well these successes were more than offset by disappointments in other stocks. Overall, this sector detracted from performance with our in-line weighting. Retail stocks generally performed in-line, although many pundits had expected the higher gas prices to impact consumer spending. Our strong winner here was PETsMART, Inc., while Cache, Inc. was disappointing in spite of relatively decent fundamentals. In business services, The Corporate Executive Board Co. performed well, as did Kroll Inc., which is being acquired by Marsh McLennan.

  Thank you for your continued support.

Sincerely,

/s/Gail M. Knappenberger

Gail M. Knappenberger
Portfolio Manager

FMI Knappenberger Partners Emerging Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2004

  While the unchanged Russell 2000 Growth Index would suggest a benign second quarter, nothing could be further from the truth. This was again a quarter with substantial volatility and great disparity among groups of stocks that "worked" and those that didn't. It was also a quarter of significant economic news. On the positive front, job creation was robust, consumer confidence was up and most economic indicators reflected a consistent recovery. On the negative side, oil prices peaked at $42, we had our first Fed Funds hike in four years, and GDP growth appears to have slowed in the second quarter. While little in Iraq has improved, the transfer of power was successfully implemented.

  After a strong first half of the fiscal year, the second half has been more challenging than we had expected. The economic recovery has gained momentum, but this has not been evenly reflected in corporate earnings. The list of investor fears is long. They include the rising cost of capital, a slowing of earnings growth as we look at 2005 versus 2004, a fear of inflation, and valuation concerns. When you combine this with macro fears of terrorism, high-energy prices, and others, you end up with a market that lacks direction. We sense this period of consolidation and consternation could continue a while longer which has persuaded us to keep our cash at higher than normal levels.

  We are optimistic that the coming fiscal year will produce a better market environment. We are seeing a move to higher quality stocks that favors our style. Lower priced and unprofitable stocks did not perform well in the second quarter, which we also view as a positive sign going forward. We continue to find promising new investments at reasonable prices that are being added to the portfolio. This has become a market where stock selection will dominate, which should favor firms such as ours.

  On behalf of our team, we thank you for your continued support.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND, RUSSELL 2000 INDEX
                         AND RUSSELL 2000 GROWTH INDEX

                   FMI Knappenberger
                   Partners Emerging      Russell 2000          Russell 2000
    Date              Growth Fund          Index*<F20>      Growth Index**<F21>
    ----           -----------------      ------------      -------------------
  9/30/1999#<F19>       10,000               10,000                10,000
 12/31/1999             12,992               11,844                13,339
  3/31/2000             13,792               12,683                14,577
  6/30/2000             12,921               12,203                13,503
  9/30/2000             14,571               12,339                12,966
 12/31/2000             12,486               11,486                10,347
  3/31/2001              9,309               10,738                 8,774
  6/30/2001             11,505               12,273                10,351
  9/30/2001              8,277                9,721                 7,445
 12/31/2001             10,442               11,771                 9,392
  3/31/2002             10,280               12,240                 9,208
  6/30/2002              9,198               11,218                 7,762
  9/30/2002              6,618                8,817                 6,092
 12/31/2002              6,678                9,360                 6,549
  3/31/2003              6,253                8,940                 6,295
  6/30/2003              7,650               11,034                 7,816
  9/30/2003              8,611               12,036                 8,634
 12/31/2003              9,724               13,783                 9,729
  3/31/2004              9,673               14,646                10,272
  6/30/2004              9,522               14,715                10,281

                          AVERAGE ANNUAL TOTAL RETURN
                                               Since Inception
                      1-Year                       9/30/99
                      ------                   ---------------
                      24.47%                        -1.03%

#<F19>  inception date

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *<F20> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.
**<F21> Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF NET ASSETS
June 30, 2004

  SHARES                                              COST            VALUE
  ------                                              ----            -----
COMMON STOCKS -- 100.5% (A)<F23>

CONSUMER GOODS SECTOR -- 25.0%
------------------------------
            ADVERTISING AGENCIES -- 2.1%
  42,175    aQuantive, Inc.*<F22>                  $   427,391     $   416,689
  21,075    MDC Partners Inc.*<F22>                    339,654         252,900
                                                   -----------     -----------
                                                       767,045         669,589
            EDUCATION SERVICES -- 2.7%
   5,175    Career Education Corp.*<F22>                74,546         235,773
  18,675    Education
              Management Corp.*<F22>                   340,585         613,660
                                                   -----------     -----------
                                                       415,131         849,433

            RADIO & TELEVISION BROADCASTING -- 1.2%
  23,025    Radio One, Inc. CL D*<F22>                 341,050         368,630

            RETAIL -- 8.9%
  24,012    Cache, Inc.*<F22>                          274,382         324,402
  12,125    Chico's FAS, Inc.*<F22>                     94,310         547,565
  27,193    Fred's, Inc.                               434,316         600,693
  22,950    MSC Industrial
              Direct Co., Inc.                         412,193         753,678
  17,400    PETsMART, Inc.                             167,852         564,630
                                                   -----------     -----------
                                                     1,383,053       2,790,968

            SERVICES COMMERCIAL -- 7.2%
  22,175    Charles River
              Associates Inc.*<F22>                    650,523         686,316
  10,475    The Corporate Executive
              Board Co.                                274,545         605,351
  44,475    Navigant Consulting, Inc.*<F22>            407,789         953,544
                                                   -----------     -----------
                                                     1,332,857       2,245,211

            SHOES -- 0.7%
   9,025    Rocky Shoes
              & Boots, Inc.*<F22>                      196,844         214,344

            TEXTILES-APPAREL MANUFACTURERS -- 2.2%
  14,950    Coach, Inc.*<F22>                          104,957         675,590

CONSUMER STAPLES SECTOR -- 2.7%
-------------------------------
            FOODS -- 2.7%
  11,700    John B. Sanfilippo
              & Son, Inc.*<F22>                        402,740         312,624
  61,025    SunOpta Inc.*<F22>                         478,603         521,154
                                                   -----------     -----------
                                                       881,343         833,778

ENERGY SECTOR -- 3.5%
---------------------
            OIL CRUDE PRODUCERS -- 3.5%
  43,475    Carrizo Oil & Gas, Inc.*<F22>              304,325         443,880
  17,100    Ultra Petroleum Corp.*<F22>                151,208         638,343
                                                   -----------     -----------
                                                       455,533       1,082,223

FINANCIAL SERVICES SECTOR - 7.7%
--------------------------------
            BANKS -- 6.5%
  21,575    Boston Private Financial
              Holdings, Inc.                           407,851         499,677
  18,275    East West Bancorp, Inc.                    320,791         561,042
  14,000    UCBH Holdings, Inc.                        197,940         553,280
   8,625    Wintrust Financial Corp.                   266,378         435,649
                                                   -----------     -----------
                                                     1,192,960       2,049,648

            INVESTMENT MANAGEMENT COMPANIES -- 1.2%
   7,375    Affiliated Managers
              Group, Inc.*<F22>                        214,388         371,479

HEALTHCARE SECTOR - 27.4%
-------------------------
            BIOTECHNOLOGY-RESEARCH & PRODUCTS -- 1.5%
   8,225    Martek Biosciences Corp.*<F22>             350,969         461,998

            DRUGS & PHARMACIES -- 4.8%
   8,050    Connetics Corp.*<F22>                      167,922         162,610
  21,625    Medicis
              Pharmaceutical Corp.                     486,296         863,919
  18,650    United Therapeutics Corp.*<F22>            387,665         478,372
                                                   -----------     -----------
                                                     1,041,883       1,504,901

            ELECTRONICS-MEDICAL SYSTEMS -- 1.8%
  57,500    Candela Corp.*<F22>                        486,711         563,500

            HEALTHCARE FACILITIES -- 1.7%
  21,650    Psychiatric Solutions, Inc.*<F22>          351,419         539,734

            HEALTHCARE SERVICES -- 6.8%
  13,325    IDX Systems Corp.*<F22>                    317,020         424,934
  28,437    Odyssey Healthcare, Inc.*<F22>             247,138         535,184
  33,400    Providence Service Corp.*<F22>             442,420         627,586
  10,575    Stericycle, Inc.*<F22>                     511,373         547,151
                                                   -----------     -----------
                                                     1,517,951       2,134,855

            MEDICAL DENTAL INSTRUMENT SUPPLY -- 9.1%
  25,425    American Medical Systems
              Holdings, Inc.*<F22>                     508,859         856,822
  16,500    BioLase Technology, Inc.*<F22>             250,388         222,090
   9,450    INAMED Corp.*<F22>                         481,613         593,933
  14,525    Merit Medical
              Systems, Inc.*<F22>                      226,006         231,383
   6,550    Respironics, Inc.*<F22>                    323,922         384,813
  12,100    Synovis Life
              Technologies, Inc.*<F22>                 259,055         130,075
  12,350    Wright Medical
              Group, Inc.*<F22>                        399,369         439,660
                                                   -----------     -----------
                                                     2,449,212       2,858,776

            MEDICAL & DENTAL SERVICES -- 1.7%
  15,175    America Service
              Group Inc.*<F22>                         491,040         527,331

INTEGRATED OILS SECTOR -- 1.6%
------------------------------
            OIL-INTEGRATED DOMESTIC -- 1.6%
  37,575    KCS Energy, Inc.*<F22>                     313,783         500,499

PRODUCER DURABLES SECTOR -- 1.5%
--------------------------------
            TELECOMMUNICATIONS -- 1.5%
  53,400    Symmetricom, Inc.*<F22>                    450,593         475,260

TECHNOLOGY SECTOR -- 29.6%
--------------------------
            COMMUNICATION TECHNOLOGY -- 2.1%
  28,525    Ditech Communications
              Corp.*<F22>                              316,140         665,774

            COMPUTER SERVICES/SOFTWARE
              & SYSTEMS -- 17.8%
  26,500    Altiris,  Inc.*<F22>                       368,404         731,665
  12,100    Captiva Software Corp.*<F22>               167,542         117,249
  40,225    Concur Technologies, Inc.*<F22>            289,695         430,407
  32,307    Epicor Software Corp.*<F22>                444,601         453,913
  25,375    Merge Technologies Inc.*<F22>              439,353         371,236
  27,750    Open Solutions Inc.*<F22>                  657,290         693,195
  42,100    Packeteer, Inc.*<F22>                      598,721         679,915
  26,250    RADWARE Ltd.*<F22>                         441,092         447,563
  33,000    SupportSoft, Inc.*<F22>                    149,984         286,440
  26,250    The Ultimate Software
              Group, Inc.*<F22>                        200,732         265,125
  17,325    Verint Systems Inc.*<F22>                  266,194         592,862
  42,775    Witness Systems, Inc.*<F22>                420,979         519,716
                                                   -----------     -----------
                                                     4,444,587       5,589,286

            COMPUTER TECHNOLOGY -- 0.5%
  17,650    CyberGuard Corp.*<F22>                     170,902         144,024

            ELECTRONICS -- 3.9%
  33,800    Aeroflex Inc.*<F22>                        425,718         484,354
  13,600    Avid Technology, Inc.*<F22>                549,141         742,152
                                                   -----------     -----------
                                                       974,859       1,226,506

            ELECTRONICS-SEMICONDUCTORS -- 5.3%
  18,150    FormFactor Inc.*<F22>                      382,943         407,468
  40,575    O2Micro International Ltd.*<F22>           585,656         690,992
  14,925    OmniVision
              Technologies, Inc.*<F22>                 132,164         238,054
   6,900    Silicon Laboratories Inc.*<F22>            179,578         319,815
                                                   -----------     -----------
                                                     1,280,341       1,656,329

TRANSPORTATION SECTOR -- 1.5%
-----------------------------
            TRUCKERS -- 1.5%
  11,950    Hunt (J.B.) Transport
              Services, Inc.                           160,529         461,031
                                                   -----------     -----------
                Total common stocks                 22,086,080      31,460,697

PRINCIPAL
 AMOUNT
---------

SHORT-TERM INVESTMENTS -- 3.0% (A)<F23>

            VARIABLE RATE DEMAND NOTE -- 3.0%
$935,228    U.S. Bank, N.A., 1.11%                     935,228         935,228
                                                   -----------     -----------
                Total investments                  $23,021,308      32,395,925
                                                   -----------
                                                   -----------
            Liabilities, less cash and
              receivables -- (3.5%) (A)<F23>                        (1,081,794)
                                                                   -----------
                NET ASSETS                                         $31,314,131
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized, offering
                  and redemption price
                  ($31,314,131 / 3,328,733
                  shares outstanding)                              $      9.41
                                                                   -----------
                                                                   -----------

  *<F22>   Non-income producing security.
(a)<F23>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2004

INCOME:
   Dividends                                                        $   32,771
   Interest                                                              9,652
                                                                    ----------
       Total income                                                     42,423
                                                                    ----------
EXPENSES:
   Management fees                                                     419,728
   Administrative services                                              70,322
   Custodian fees                                                       29,252
   Professional fees                                                    28,352
   Transfer agent fees                                                  27,214
   Insurance expense                                                     9,626
   Registration fees                                                     9,362
   Printing and postage expense                                          7,758
   Board of Directors fees                                               3,600
   Interest expense                                                        303
   Other expenses                                                          779
                                                                    ----------
       Total expenses before reimbursement                             606,296
   Less expenses assumed by adviser                                    (58,881)
                                                                    ----------
       Net expenses                                                    547,415
                                                                    ----------
NET INVESTMENT LOSS                                                   (504,992)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     3,271,942
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     4,397,165
                                                                    ----------
NET GAIN ON INVESTMENTS                                              7,669,107
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,164,115
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2004 and June 30, 2003

                                                                                            2004             2003
                                                                                          --------         --------
OPERATIONS:
   Net investment loss                                                                   $  (504,992)     $  (227,815)
   Net realized gain (loss) on investments                                                 3,271,942       (7,286,656)
   Change in unrealized appreciation on investments                                        4,397,165        3,833,295
                                                                                         -----------      -----------
       Net increase (decrease) in net assets resulting from operations                     7,164,115       (3,681,176)
                                                                                         -----------      -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (3,272,260 and 2,056,156 shares, respectively)             29,887,584       14,451,404
   Cost of shares redeemed (3,738,045 and 931,328 shares, respectively)                  (34,414,657)      (6,363,196)
                                                                                         -----------      -----------
       Net (decrease) increase in net assets derived from Fund share activities           (4,527,073)       8,088,208
                                                                                         -----------      -----------
       TOTAL INCREASE                                                                      2,637,042        4,407,032
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   28,677,089       24,270,057
                                                                                         -----------      -----------
NET ASSETS AT THE END OF THE YEAR                                                        $31,314,131      $28,677,089
                                                                                         -----------      -----------
                                                                                         -----------      -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Partners Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                                                              FOR THE PERIOD FROM
                                                                                                                 SEPTEMBER 30,
                                                               FOR THE YEARS ENDED JUNE 30,                      1999+<F24> TO
                                                     2004           2003           2002           2001           JUNE 30, 2000
                                                     ----           ----           ----           ----           -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 7.56         $ 9.09         $11.37         $12.77              $10.00
Income from investment operations:
   Net investment loss (a)<F27>                      (0.11)         (0.08)         (0.11)         (0.12)              (0.06)
   Net realized and unrealized
     gains (losses) on investments                    1.96          (1.45)         (2.17)         (1.28)               2.97
                                                    ------         ------         ------         ------              ------
Total from investment operations                      1.85          (1.53)         (2.28)         (1.40)               2.91

Less distributions:
   Dividend from net investment income                  --             --             --             --                  --
   Distribution from net realized gains                 --             --             --             --               (0.14)
                                                    ------         ------         ------         ------              ------
Total from distributions                                --             --             --             --               (0.14)
                                                    ------         ------         ------         ------              ------
Net asset value, end of period                      $ 9.41         $ 7.56         $ 9.09         $11.37              $12.77
                                                    ------         ------         ------         ------              ------
                                                    ------         ------         ------         ------              ------
TOTAL RETURN                                        24.47%        (16.83%)       (20.05%)       (10.96%)             29.21%*<F25>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              31,314         28,677         24,270         15,320              11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F28>                     1.30%          1.30%          1.30%          1.30%               1.30%**<F26>
Ratio of net investment loss
  to average net assets (c)<F29>                    (1.20%)        (1.17%)        (1.15%)        (0.99%)             (0.80%)**<F26>
Portfolio turnover rate                            106.40%         98.57%         68.18%        146.88%              91.54%

  +<F24>   Commencement of operations.
  *<F25>   Not Annualized.
 **<F26>   Annualized.
(a)<F27> In 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F28> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999+<F24> to June 30, 2000, 1.44%, 1.71%, 1.75%, 1.69% and 1.70%**<F26>, respectively.
(c)<F29> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2004, 2003, 2002 and 2001 and for the period September 30, 1999+<F24> to June 30, 2000, (1.34%), (1.58%),
           (1.60%), (1.38%) and (1.20%)**<F26>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                                   July 31, 2004

Dear Shareholders,

  The FMI Woodland Small Cap Value Fund's (the "Fund") performance for the quarter ended June 30, 2004 was both positive and ahead of the Russell 2000.
The Fund gained 2.67% versus a gain of 0.47% for the Russell 2000. For the fiscal year ended June 30, 2004 the Fund finished up 32.77% compared to the Russell's gain of 33.37%. The Fund's five year annualized return and for the period from September 16, 1996 (commencement of operations) to June 30, 2004 was 6.90% and 8.50%, respectively.

  Despite the challenges the market faced over the last year the Russell 2000 posted its fifth consecutive quarter of positive performance. For the most recent quarter ending June 30, 2004 the Russell 2000 Index gained 0.47%. During the quarter large cap stocks, as measured by the S&P 500, finally broke their trend of under performing small cap stocks, posting a gain of 1.30%. The performance of the S&P 500 shows the market shifting its focus away from the micro cap and non-earning companies, instead focusing on more established companies. This trend clearly benefited the Fund, as the market is finally starting to reward those companies that produce cash flow, earn a return above their cost of capital and have decent prospects for organic growth. Our portfolio is populated with companies that contain these very traits, and that is what gives us the amount of confidence we have.

  Last year when we wrote to you, the war in Iraq was clearly the major challenge confronting us, followed by the economic recovery, corporate scandals
and the threat of terrorist activity.   We have seen the economy continue to
move forward and corporate scandals appear to be receding. However, the ongoing "civil war" in Iraq and ancillary terrorist activity continue to be major impediments to the market. In addition, the dramatic rise in fuel costs have imposed a "tax" that is putting a drag on overall consumer discretionary spending. It always seems that the moment we solve/settle one problem another rises to take its place. That is the long-term history of the market. We have and will continue to deal with that reality.

  The Fund has been constructed with a totally bottom-up investment approach. Therefore, we do not have a portfolio that will mirror the performance of the Russell 2000 year-in and year-out. What we do own is a collection of businesses that generate positive and growing earnings with free cash flow that will serve us well over the long-run. In addition, we look for companies with some type of competitive advantage that are run by good operating managers with strong capital allocation abilities. We remain disciplined in buying companies with real earnings and free cash flow at prices we believe are significantly below our estimate of their worth.

  As of August 4, 2004, our Board of Directors declared a distribution of $2.94931 per share from net long-term capital gains, payable August 5, 2004, to shareholders of record on August 3, 2004.

  As always, we appreciate your patience, loyalty and support and look forward to communicating with you next quarter.

Sincerely,

/s/Richard W. Jensen                /s/Elizabeth M. Lilly

Richard W. Jensen                   Elizabeth M. Lilly
Portfolio Manager                   Portfolio Manager

FMI Woodland Small Capitalization Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2004

  Fund performance for the fiscal year ended June 30, 2004 was in-line with the performance of the Russell 2000. The Fund gained 32.77% versus a gain of 33.37% for the Russell 2000 Index. Calendar year-to-date the Fund is up 8.09% versus a gain of 6.76% for the Russell 2000.

  The performance gap began to narrow toward the end of the March quarter and continued through the end of this most recent June quarter. During the quarter large cap stocks, as measured by the S&P 500, finally broke their trend of under performing small cap stocks, posting a gain of 1.30%. The performance of the S&P 500 shows the market shifting its focus away from the micro cap and non-earning companies, instead focusing on more established companies. This trend clearly benefited the Fund, as the market is starting to reward those companies that produce cash flow, earn a return above their cost of capital and have decent prospects for organic growth.

  During the past year we sold several investments at significant gains. The three biggest contributors were Station Casinos, Inc., Cole National Corp., and Hasbro, Inc. Station Casinos was initially purchased in September 2002. The company went on to exceed our expectations for margin expansion and cash flow generation and we sold our position for a total return in excess of 100%. Cole National was purchased in June 2003 and was sold in May 2004 due to a merger agreement with Luxottica Group at a gain of greater than 65%. Finally, Hasbro was sold last November for a gain of approximately 54% because its price had reached our estimate of its fair market value.

  We were not without our share of disappointments during the past year. Three disappointments were BMC Industries, Inc., Wilson Greatbatch Technologies, Inc., and Northwest Airlines Corp. We typically sell stocks for two reasons: 1) they reach our appraisal of their intrinsic value or 2) we lose confidence in the company (and our valuation estimate) due to a change in the competitive landscape or an unforeseen negative event, which can include management misallocating capital. For a variety of reasons, we lost confidence in each of these companies and sold them at a discount to their original cost.

  We remain disciplined in our investment approach. We are focused on investing in companies with positive and growing earnings and free cash flow, operated by management teams that are excellent allocators of capital, and trade at prices we believe are significantly less than our appraisal of their intrinsic value.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI WOODLAND SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

                           FMI Woodland Small                Russell 2000
         Date           Capitalization Value Fund             Index*<F31>
         ----           -------------------------             -----------
        9/16/96#<F30>             10,000                        10,000
        9/30/96                    9,850                        10,128
       12/31/96                   10,908                        10,655
        3/31/97                   10,517                        10,104
        6/30/97                   12,251                        11,742
        9/30/97                   13,847                        13,489
       12/31/97                   13,209                        13,030
        3/31/98                   14,168                        14,346
        6/30/98                   13,683                        13,672
        9/30/98                   10,387                        10,917
       12/31/98                   12,698                        12,698
        3/31/99                   11,446                        12,009
        6/30/99                   13,523                        13,877
        9/30/99                   12,790                        13,000
       12/31/99                   12,704                        15,397
        3/31/00                   12,047                        16,487
        6/30/00                   11,924                        15,864
        9/30/00                   12,472                        16,040
       12/31/00                   12,937                        14,932
        3/31/01                   13,104                        13,960
        6/30/01                   14,565                        15,954
        9/30/01                   12,749                        12,638
       12/31/01                   15,071                        15,303
        3/31/02                   17,210                        15,912
        6/30/02                   16,710                        14,583
        9/30/02                   13,404                        11,462
       12/31/02                   13,596                        12,168
        3/31/03                   12,650                        11,622
        6/30/03                   14,219                        14,344
        9/30/03                   15,141                        15,646
       12/31/03                   17,465                        17,918
        3/31/04                   18,388                        19,040
        6/30/04                   18,879                        19,129

                          AVERAGE ANNUAL TOTAL RETURN
                                                    Since Inception
                 1-Year              5-Year             9/16/96
                 ------              ------         ---------------
                +32.77%              +6.90%              +8.50%

#<F30>  inception date 9/16/96

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*<F31> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
June 30, 2004

  SHARES                                              COST            VALUE
  ------                                              ----            -----
COMMON STOCKS -- 98.7% (A)<F33>

BASIC MATERIALS SECTOR -- 6.9%
------------------------------
            AGRICULTURAL PRODUCTS -- 0.6%
   4,960    Delta and Pine Land Co.                $    86,899     $   108,872

            CHEMICALS-SPECIALTY -- 4.0%
   7,800    Cytec Industries Inc.                      181,891         354,510
   8,660    H.B. Fuller Co.                            193,061         245,944
  13,485    Material Sciences Corp.                    128,706         143,615
                                                   -----------     -----------
                                                       503,658         744,069
            CONSTRUCTION/CEMENT -- 2.3%
  10,540    Texas Industries, Inc.                     218,394         433,932

CAPITAL GOODS SECTOR -- 20.9%
-----------------------------
            AEROSPACE/DEFENSE -- 2.3%
   6,635    Alliant Techsystems Inc.*<F32>              82,987         420,261

            MACHINERY-DIVERSE -- 2.9%
  12,810    Tennant Co.                                466,468         530,974

            MANUFACTURER-DIVERSE -- 10.6%
   5,850    Carlisle Companies Inc.                    268,116         364,163
  14,400    Griffon Corp.*<F32>                        228,011         320,832
   5,910    Jarden Corp.*<F32>                         136,277         212,701
   8,210    Matthews
              International Corp.                      254,050         270,437
  23,480    Pentair, Inc.                              378,028         789,867
                                                   -----------     -----------
                                                     1,264,482       1,958,000

            MANUFACTURER-SPECIALTY -- 2.1%
  11,480    Albany International Corp.                 133,083         385,269

            OFFICE EQUIPMENT & SUPPLIES -- 3.0%
  29,090    Danka Business
              Systems plc SP-ADR*<F32>                  87,408         131,487
  10,200    HNI Corp.                                  231,407         431,766
                                                   -----------     -----------
                                                       318,815         563,253

CONSUMER CYCLICALS SECTOR -- 26.0%
----------------------------------
            AUTO PARTS & EQUIPMENT -- 2.3%
   5,900    American Axle &
              Manufacturing
              Holdings, Inc                            196,375         214,524
   8,890    TBC Corp.*<F32>                            192,984         211,582
                                                   -----------     -----------
                                                       389,359         426,106

            AUTOMOBILES -- 2.5%
  27,220    Insurance Auto
              Auctions, Inc.*<F32>                     387,279         462,740

            BUILDING MATERIALS -- 2.3%
  40,300    Apogee Enterprises, Inc.                   381,262         419,120

            HARDWARE & TOOLS -- 2.3%
   6,110    The Toro Co.                               298,091         428,128

            LEISURE TIME-PRODUCTS -- 2.5%
  11,600    Brunswick Corp.                            217,133         473,280

            LODGING-HOTELS -- 1.4%
  13,690    Vail Resorts, Inc.*<F32>                   217,325         262,300

            PUBLISHING-NEWSPAPER -- 2.6%
  16,280    Hollinger International Inc.               165,053         273,341
  10,690    Journal
              Communications, Inc.                     195,077         201,293
                                                   -----------     -----------
                                                       360,130         474,634

            RETAIL-SPECIALTY -- 5.2%
  17,210    Office Depot, Inc.*<F32>                   131,570         308,231
   9,862    The Sports
              Authority, Inc.*<F32>                     72,113         354,046
  30,630    The Topps Company, Inc.                    269,235         297,111
                                                   -----------     -----------
                                                       472,918         959,388

            SERVICES-COMMERCIAL & CONSUMER -- 4.9%
  18,760    The Brink's Company                        278,406         642,530
  15,510    Concorde Career
              Colleges, Inc.*<F32>                     393,303         271,270
                                                   -----------     -----------
                                                       671,709         913,800

CONSUMER STAPLES SECTOR - 19.3%
-------------------------------
            BROADCAST MEDIA -- 1.5%
  20,800    ValueVision Media, Inc.*<F32>              320,374         270,816

            ENTERTAINMENT -- 3.3%
  19,550    Gaylord Entertainment Co.*<F32>            421,707         613,674

            FOODS -- 2.0%
  37,100    Del Monte Foods Co.*<F32>                  313,688         376,936

            HOUSEHOLD PRODUCTS -- 2.8%
   5,480    Church & Dwight Co., Inc.                  161,049         250,874
  12,340    PepsiAmericas, Inc.                        176,725         262,102
                                                   -----------     -----------
                                                       337,774         512,976

            PERSONAL CARE -- 2.4%
   8,810    Alberto-Culver Co.                         161,626         441,733

            RESTAURANTS -- 3.0%
  17,860    Triarc Companies, Inc.                     154,769         184,494
  36,260    Triarc Companies,
              Inc. Cl B                                333,096         368,764
                                                   -----------     -----------
                                                       487,865         553,258

            SERVICES-FACILITIES/ENVIRONMENT -- 1.5%
   9,600    Ionics, Inc.*<F32>                         249,217         271,200

            SPECIALTY PRINTING -- 2.8%
  23,930    Bowne & Co., Inc.                          270,050         379,291
   4,640    John H. Harland Co.                        140,135         136,184
                                                   -----------     -----------
                                                       410,185         515,475

ENERGY SECTOR -- 1.2%
---------------------
            OIL & GAS-DRILLING & EQUIPMENT -- 1.2%
  23,600    Key Energy Services, Inc.*<F32>            199,172         222,784

FINANCIALS SECTOR -- 3.4%
-------------------------
            BANKS-MAJOR REGIONAL -- 3.4%
  10,990    TCF Financial Corp.                        209,392         637,970

HEALTHCARE SECTOR -- 10.1%
--------------------------
            DIVERSE -- 3.0%
  17,440    Apogent Technologies Inc.*<F32>            270,570         558,080

            MEDICAL PRODUCTS & SUPPLIES -- 4.9%
  23,850    CNS, Inc.                                  212,549         239,239
  20,240    Lifecore Biomedical, Inc.*<F32>            156,973         123,464
  12,950    SurModics, Inc.*<F32>                      284,055         319,088
   5,230    Techne Corp.*<F32>                         183,977         227,244
                                                   -----------     -----------
                                                       837,554         909,035

            SPECIALIZED SERVICES -- 2.2%
  10,280    Laboratory Corporation
              of America Holdings*<F32>                298,862         408,116

TECHNOLOGY SECTOR -- 7.9%
-------------------------
            COMPUTER SOFTWARE/SERVICES -- 6.3%
  11,640    Acxiom Corp.                               188,079         289,021
  22,299    Intergraph Corp.*<F32>                     378,829         576,652
  16,390    PLATO Learning, Inc.*<F32>                 131,473         162,425
  15,200    Tyler Technologies, Inc.*<F32>             136,199         143,792
                                                   -----------     -----------
                                                       834,580       1,171,890

            COMPUTERS-NETWORKING -- 1.6%
  35,450    Stellent, Inc.*<F32>                       291,645         302,743

UTILITIES SECTOR -- 3.0%
------------------------
            ELECTRIC COMPANIES -- 3.0%
  16,810    ALLETE, Inc.                               361,599         559,773
                                                   -----------     -----------
                Total common stocks                 12,475,802      18,290,585

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.0% (A)<F33>

            VARIABLE RATE DEMAND NOTE -- 2.0%
$376,630    U.S. Bank, N.A., 1.11%                     376,630         376,630
                                                   -----------     -----------
                Total investments                  $12,852,432      18,667,215
                                                   -----------
                                                   -----------
            Liabilities, less cash and
              receivables -- (0.7%) (A)<F33>                          (130,591)
                                                                   -----------
                NET ASSETS                                         $18,536,624
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($18,536,624 / 1,175,919
                  shares outstanding)                              $     15.76
                                                                   -----------
                                                                   -----------

  *<F32>   Non-income producing security.
(a)<F33> Percentages for the various classifications relate to net assets. ADR American Depository Receipts.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2004

INCOME:
   Dividends                                                        $  261,361
   Interest                                                              8,694
                                                                    ----------
       Total income                                                    270,055
                                                                    ----------
EXPENSES:
   Management fees                                                     287,027
   Administrative services                                              55,179
   Professional fees                                                    29,274
   Transfer agent fees                                                  16,243
   Custodian fees                                                       15,684
   Registration fees                                                     9,352
   Printing and postage expense                                          4,717
   Insurance expense                                                     4,568
   Board of Directors fees                                               3,600
   Interest expense                                                        172
   Other expenses                                                          740
                                                                    ----------
       Total expenses before reimbursement                             426,556
   Less expenses assumed by adviser                                    (53,089)
                                                                    ----------
       Net expenses                                                    373,467
                                                                    ----------
NET INVESTMENT LOSS                                                   (103,412)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     5,814,684
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     3,270,421
                                                                    ----------
NET GAIN ON INVESTMENTS                                              9,085,105
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,981,693
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2004 and June 30, 2003

                                                                                      2004            2003
                                                                                    --------        --------
OPERATIONS:
   Net investment loss                                                            $  (103,412)     $   (71,083)
   Net realized gain (loss) on investments                                          5,814,684       (2,355,515)
   Change in unrealized appreciation on investments                                 3,270,421       (4,166,351)
                                                                                  -----------      -----------
       Net increase (decrease) in net assets resulting from operations              8,981,693       (6,592,949)
                                                                                  -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00252 per share)                                --           (6,752)
   Distribution from net realized gains ($1.57239 per share)                               --       (4,211,310)
                                                                                  -----------      -----------
       Total distributions                                                                 --       (4,218,062)*<F34>
                                                                                  -----------      -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (253,314 and 425,732 shares, respectively)           3,469,352        4,763,126
   Net asset value of shares issued in distributions (303,099 shares)                      --        3,803,897
   Cost of shares redeemed (1,739,457 and 802,857 shares, respectively)           (25,524,053)      (9,109,981)
                                                                                  -----------      -----------
       Net decrease in net assets derived from Fund share activities              (22,054,701)        (542,958)
                                                                                  -----------      -----------
       TOTAL DECREASE                                                             (13,073,008)     (11,353,969)
NET ASSETS AT THE BEGINNING OF THE YEAR                                            31,609,632       42,963,601
                                                                                  -----------      -----------
NET ASSETS AT THE END OF THE YEAR                                                 $18,536,624      $31,609,632
                                                                                  -----------      -----------
                                                                                  -----------      -----------

*<F34>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    -----------------------------------------------------------
                                                                    2004         2003          2002          2001          2000
                                                                    ----         ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $11.87       $15.70        $13.96        $11.62        $13.28
Income from investment operations:
   Net investment (loss) income (a)<F35>                            (0.05)       (0.03)           --          0.05          0.01
   Net realized and unrealized gain (loss) on investments            3.94        (2.23)         2.03          2.49         (1.58)
                                                                   ------       ------        ------        ------        ------
Total from investment operations                                     3.89        (2.26)         2.03          2.54         (1.57)

Less distributions:
   Dividends from net investment income                                --        (0.00)           --         (0.03)           --
   Distributions from net realized gains                               --        (1.57)        (0.29)        (0.17)        (0.09)
                                                                   ------       ------        ------        ------        ------
Total from distributions                                               --        (1.57)        (0.29)        (0.20)        (0.09)
                                                                   ------       ------        ------        ------        ------
Net asset value, end of year                                       $15.76       $11.87        $15.70        $13.96        $11.62
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL RETURN                                                       32.77%      (14.91%)       14.73%        22.16%       (11.82%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                               18,537       31,610        42,964        38,249        36,731
Ratio of expenses (after reimbursement)
  to average net assets (b)<F36>                                    1.30%        1.30%         1.29%         1.30%         1.25%
Ratio of net investment (loss) income
  to average net assets (c)<F37>                                   (0.36%)      (0.22%)        0.01%         0.16%         0.10%
Portfolio turnover rate                                            44.65%       40.02%        56.79%        65.37%        57.31%

(a)<F35> Net investment (loss) income per share is calculated using average shares outstanding.
(b)<F36> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been 1.49%, 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(c)<F37> If the Fund had paid all of its expenses for the years ending June 30, 2004, 2003, 2002, 2001 and 2000, the ratios would have been
           (0.55%), (0.42%), (0.14%), 0.04% and 0.02%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                                   July 31, 2004

Dear Shareholder:

  We are very pleased to report continued strong performance by the FMI Sasco Contrarian Value Fund for the fiscal year ending June 30. The Fund posted a return of +40.03% vs. the Russell Midcap return of +29.39%. The portfolio's performance was driven primarily by good stock selection and the absence of any major disappointments. Strong economic growth, combined with improving operational and financial fundamentals, drove many of our stocks higher.

  Most of the stocks in the portfolio posted double digit returns. A diverse group of companies led the strong performance: JC Penney Company Inc. (+124%), Joy Global Inc. (+103%) and Thomas & Betts Corp. (+88%). JC Penney finalized a deal to sell its Eckerd Drug Stores business for $3.5 billion in cash. We expect the proceeds to be applied to reducing debt, buying shares back and raising the dividend. Joy Global, though classified as a machinery or Capital Goods stock, is tied closely to the performance of the coal companies (Joy's customers). Together with the other two coal holdings in the portfolio, Arch Coal, Inc. and Peabody Energy Corp., the three contributed significantly to performance. Thomas & Betts is beginning to reflect the "coiled spring" effect on earnings, namely, as revenues begin to recover on top of restructuring and cost cutting, its margins and profitability are expanding rapidly.

  Given the uncertainties surrounding the political and economic landscape, we expect the market to remain range bound and market volatility to continue for a while. While companies are posting strong earnings and valuations are getting more reasonable, interest rate worries and inflation are constraints on both P/E's and earnings growth. Our strategy remains focused on out-of-favor companies going through restructuring to unlock long-term earning power. Earnings will drive stock prices and stockpickers, like us, should continue to do well in this environment.

  Thank you for your support and interest in the Fund.

Respectively submitted,

/s/Bruce D. Bottomley            /s/Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Managing Director                Managing Director

FMI Sasco Contrarian Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2004

  The Fund invests in undervalued, underperforming companies selling at a large discount to asset value and future earning power, where there is an unrecognized "jewel", or growth business, masked by underachieving, low return businesses. These companies have the potential to significantly appreciate in value when focused, motivated management unlocks the earning power through operational improvements, asset sales, spin-offs, debt reduction, strategic acquisitions and share buybacks, leading to higher profitability and a higher stock price.

  The Fund's strong performance over the past 12 months was driven by good stock picking and sound fundamental research. The portfolio showed very positive breadth, with only one stock declining. A diverse group of companies led the performance with increases of 60-120%: JC Penney Company Inc., Joy Global Inc., Thomas & Betts Corp., Foot Locker, Inc. and Premcor Inc., to name a few. From a sector standpoint our consumer, energy and capital goods added significantly to performance. Relative performance was hampered by our usual void in technology stocks and our underweighting in financials.

  Our strategy continues to focus on out-of-favor companies, going through restructuring to unlock long-term earning power. The key ingredients to success in our investment approach are asset values, management that can execute restructuring strategies, significant earnings power and attractive valuation. Through extensive research we are finding companies that meet our fundamental parameters. However, valuation has been a hurdle of late as new ideas await our "buy" price targets. The portfolio remains balanced with a blend of restructuring stocks more sensitive to the economy (NOVA Chemicals Corp., Packaging Corp of America, Thomas & Betts Corp.) and those we consider more conservative, less sensitive (Del Monte Foods Co., Alleghany Corp.). In all cases, there are specific restructuring steps underway to realize higher earning power and ultimately higher stock prices.

  In summary, we are very pleased with the Fund's performance over the past year. Going forward, while we are cautious on the market overall, we believe winning stocks will be those that can "show the earnings". Companies going through internal restructuring/transformation have better opportunities to do that. Investing in these companies is our specialty. We look forward to adding value to the Fund through careful research and stockpicking.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            FMI SASCO CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

      Date       FMI Sasco Contrarian Value Fund    Russell Midcap Index*<F39>
      ----       -------------------------------    --------------------------
   12/30/1997#<F38>          10,000                           10,000
   12/31/1997                10,030                           10,026
    3/31/1998                10,780                           11,110
    6/30/1998                10,410                           10,942
    9/30/1998                 8,611                            9,320
   12/31/1998                 9,121                           11,039
    3/31/1999                 8,465                           10,987
    6/30/1999                 9,860                           12,180
    9/30/1999                 9,179                           11,134
   12/31/1999                 9,060                           13,053
    3/31/2000                 8,986                           14,368
    6/30/2000                 9,218                           13,720
    9/30/2000                10,134                           14,655
   12/31/2000                11,926                           14,129
    3/31/2001                11,979                           12,646
    6/30/2001                12,903                           13,852
    9/30/2001                11,477                           11,378
   12/31/2001                13,338                           13,335
    3/31/2002                14,795                           13,901
    6/30/2002                14,050                           12,574
    9/30/2002                11,253                           10,356
   12/31/2002                12,019                           11,176
    3/31/2003                11,232                           10,912
    6/30/2003                12,905                           12,955
    9/30/2003                13,539                           13,735
   12/31/2003                16,530                           15,653
    3/31/2004                17,520                           16,458
    6/30/2004                18,137                           16,697

                          AVERAGE ANNUAL TOTAL RETURN

                                                   Since Inception
                   1-Year            5-Year           12/30/97
                   ------            ------        ---------------
                   +40.03%          +12.96%            +9.59%

#<F38>  inception date 12/30/97

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 *<F39> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
June 30, 2004

  SHARES                                                COST          VALUE
  ------                                                ----          -----
COMMON STOCKS -- 78.5% (A)<F41>

BASIC MATERIALS SECTOR -- 11.9%
-------------------------------
             CHEMICALS -- 3.9%
    9,647    Methanex Corp.                          $   50,582     $  127,543
    4,200    NOVA Chemicals Corp.                        88,182        121,506
                                                     ----------     ----------
                                                        138,764        249,049
             CHEMICALS-SPECIALTY -- 3.4%
   17,700    Hercules Inc.*<F40>                        312,570        215,763

             CONTAINERS & PACKAGING -- 3.2%
    8,600    Packaging Corp
               of America                               172,729        205,540

             IRON & STEEL -- 1.4%
    2,500    United States Steel Corp.                   70,223         87,800

CAPITAL GOODS SECTOR -- 11.2%
-----------------------------
             CONTAINERS-METAL/GLASS -- 2.9%
   18,400    Crown Holdings, Inc.*<F40>                 124,195        183,448

             ELECTRICAL EQUIPMENT -- 3.3%
    7,700    Thomas & Betts Corp.                       143,245        209,671

             ELECTRONIC-DEFENSE -- 3.5%
    6,200    Raytheon Co.                               161,220        221,774

             MACHINERY-DIVERSE -- 1.5%
    3,200    Joy Global Inc.                             56,779         95,808

CONSUMER CYCLICALS SECTOR -- 20.8%
----------------------------------
             AUTO PARTS & EQUIPMENT -- 3.7%
    6,200    Goodyear Tire
               & Rubber Co.*<F40>                        44,142         56,358
    3,100    Lear Corp.                                 121,861        182,869
                                                     ----------     ----------
                                                        166,003        239,227

             LEISURE TIME-PRODUCTS -- 1.9%
    3,000    Brunswick Corp.                             75,239        122,400

             RETAIL-DEPARTMENT STORES -- 3.2%
    5,400    J.C. Penney Company,
               Inc. (Holding Co.)                        65,171        203,904

             RETAIL-DISCOUNTERS -- 3.2%
   14,000    Big Lots, Inc.*<F40>                       166,450        202,440

             RETAIL-SPECIALTY -- 8.8%
   14,200    Foot Locker, Inc.                          176,313        345,628
   11,700    Limited Brands                             188,857        218,790
                                                     ----------     ----------
                                                        365,170        564,418

CONSUMER STAPLES SECTOR -- 10.3%
--------------------------------
             DISTRIBUTION-FOOD & HEALTH -- 1.9%
    4,000    SUPERVALU INC.                              71,617        122,440

             FOODS -- 3.3%
   21,100    Del Monte Foods Co.*<F40>                  184,466        214,376

             HOUSEWARES -- 2.8%
    2,400    Fortune Brands, Inc.                       104,415        181,032

             WASTE MANAGEMENT -- 2.3%
    4,800    Waste Management, Inc.                      97,807        147,120

ENERGY SECTOR -- 5.1%
---------------------
             MISCELLANEOUS ENERGY -- 2.6%
    2,400    Arch Coal, Inc.                             46,681         87,816
    1,400    Peabody Energy Corp.                        35,531         78,386
                                                     ----------     ----------
                                                         82,212        166,202

             OIL & GAS-REFINING & MARKETING -- 2.5%
    4,300    Premcor Inc.*<F40>                         104,635        161,250

FINANCIALS SECTOR -- 3.0%
-------------------------
             FINANCIAL-DIVERSE -- 3.0%
      682    Alleghany Corp.*<F40>                      104,127        195,734

TRANSPORTATION -- 2.9%
----------------------
             TRUCKERS -- 2.9%
   14,300    Laidlaw International Inc.*<F40>           156,619        185,328

UTILITIES SECTOR -- 13.3%
-------------------------
             NATURAL GAS -- 6.8%
    6,000    FirstEnergy Corp.                          216,204        224,460
    9,500    ONEOK, Inc.                                152,732        208,905
                                                     ----------     ----------
                                                        368,936        433,365

             POWER PRODUCERS & INDEPENDENTS -- 6.5%
   12,500    Duke Energy Corp.                          262,077        253,625
   37,800    Dynegy Inc.                                171,094        161,028
                                                     ----------     ----------
                                                        433,171        414,653
                                                     ----------     ----------
                 Total common stocks                  3,725,763      5,022,742

PRINCIPAL
 AMOUNT
---------

SHORT-TERM INVESTMENTS -- 22.4% (A)<F41>

             VARIABLE RATE DEMAND NOTES -- 22.4%
 $310,000    American Family Financial
               Services, 0.96%                          310,000        310,000
  816,940    U.S. Bank, N.A., 1.11%                     816,940        816,940
  310,000    Wisconsin Corporate
               Central Credit
               Union, 1.03%                             310,000        310,000
                                                     ----------     ----------
                 Total short-term
                   investments                        1,436,940      1,436,940
                                                     ----------     ----------
                 Total investments                   $5,162,703      6,459,682
                                                     ----------
                                                     ----------
             Liabilities, less cash and
               receivables -- (0.9%) (A)<F41>                          (56,120)
                                                                    ----------

                 NET ASSETS                                         $6,403,562
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value, 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($6,403,562 / 375,784
                   shares outstanding)                              $    17.04
                                                                    ----------
                                                                    ----------

  *<F40>   Non-income producing security.
(a)<F41>   Percentages for the various classifications relate to net assets.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2004

INCOME:
   Dividends                                                        $   53,469
   Interest                                                              3,198
                                                                    ----------
       Total income                                                     56,667
                                                                    ----------
EXPENSES:
   Management fees                                                      45,830
   Professional fees                                                    28,488
   Transfer agent fees                                                  14,448
   Administrative services                                              12,860
   Registration fees                                                     8,862
   Custodian fees                                                        8,350
   Board of Directors fees                                               3,600
   Printing and postage expense                                          1,952
   Insurance expense                                                     1,102
   Interest expense                                                        383
   Other expenses                                                          669
                                                                    ----------
       Total expenses before reimbursement                             126,544
   Less expenses assumed by adviser                                    (66,965)
                                                                    ----------
       Net expenses                                                     59,579
                                                                    ----------
NET INVESTMENT LOSS                                                     (2,912)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       696,164
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                       803,649
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,499,813
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,496,901
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2004 and June 30, 2003

                                                                                       2004                2003
                                                                                     --------            --------
OPERATIONS:
   Net investment (loss) income                                                    $     (2,912)        $     3,484
   Net realized gain (loss) on investments                                              696,164            (201,015)
   Change in unrealized appreciation on investments                                     803,649            (279,370)
                                                                                   ------------         -----------
       Net increase (decrease) in net assets resulting from operations                1,496,901            (476,901)
                                                                                   ------------         -----------
DISTRIBUTION TO SHAREHOLDERS:
   Dividend from net investment income ($0.01113 per share)                              (3,484)*<F42>           --
                                                                                   ------------         -----------
       Total distribution                                                                (3,484)                 --
                                                                                   ------------         -----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (253,135 and 12,828 shares, respectively)              4,090,193             139,553
   Net asset value of shares issued in distribution (113 shares)                          1,414                  --
   Cost of shares redeemed (189,427 and 97,539 shares, respectively)                 (2,981,568)         (1,103,041)
                                                                                   ------------         -----------
       Net increase (decrease) in net assets derived from Fund share activities       1,110,039            (963,488)
                                                                                   ------------         -----------
       TOTAL INCREASE (DECREASE)                                                      2,603,456          (1,440,389)
NET ASSETS AT THE BEGINNING OF THE YEAR                                               3,800,106           5,240,495
                                                                                   ------------         -----------
NET ASSETS AT THE END OF THE YEAR (including undistributed
  net investment income of $0 and $3,484, respectively)                            $  6,403,562         $ 3,800,106
                                                                                   ------------         -----------
                                                                                   ------------         -----------

*<F42>  See Note 7.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED JUNE 30,
                                                                    -----------------------------------------------------------
                                                                    2004         2003          2002          2001          2000
                                                                    ----         ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $12.18       $13.21        $12.15        $ 8.74        $ 9.47
Income from investment operations:
   Net investment (loss) income (a)<F43>                            (0.01)        0.01         (0.01)         0.02          0.08
   Net realized and unrealized gains (losses) on investments         4.88        (1.04)         1.09          3.46         (0.70)
                                                                   ------       ------        ------        ------        ------
Total from investment operations                                     4.87        (1.03)         1.08          3.48         (0.62)

Less distributions:
   Dividends from net investment income                             (0.01)          --         (0.02)        (0.07)        (0.11)
   Distributions from net realized gains                               --           --            --            --            --
                                                                   ------       ------        ------        ------        ------
Total from distributions                                            (0.01)          --         (0.02)        (0.07)        (0.11)
                                                                   ------       ------        ------        ------        ------
Net asset value, end of year                                       $17.04       $12.18        $13.21        $12.15        $ 8.74
                                                                   ------       ------        ------        ------        ------
                                                                   ------       ------        ------        ------        ------
TOTAL RETURN                                                       40.03%       (7.80%)        8.89%        39.98%        (6.52%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                6,404        3,800         5,240         4,901         5,568
Ratio of expenses (after reimbursement)
  to average net assets (b)<F44>                                    1.30%        1.30%         1.30%         1.30%         1.30%
Ratio of net investment (loss) income
  to average net assets (c)<F45>                                   (0.06%)       0.09%        (0.05%)        0.17%         0.88%
Portfolio turnover rate                                            53.19%       22.94%        49.36%        27.44%        42.53%

(a)<F43> In 2004, 2003, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding.
(b)<F44> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2004, 2003, 2002, 2001 and 2000, 2.76%, 3.05%, 2.68%, 2.25% and 1.76%, respectively.
(c)<F45> If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2004, 2003, 2002, 2001 and 2000,
           (1.52%), (1.66%), (1.43%), (0.78%) and 0.42%, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
June 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: one non-diversified fund - FMI Provident Trust Strategy Fund (the "Strategy Fund"), and four diversified funds - FMI Winslow Growth Fund (the "Growth Fund"), FMI Knappenberger Partners Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Strategy Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and the Strategy Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor (other than the Strategy
     Fund) 0.75% of such Fund's management fee. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000. The Sub-Advisors are as follows:

          Strategy Fund - Provident Trust Company
          Growth Fund - Winslow Capital Management, Inc.
          Emerging Growth Fund - KB Growth Advisors, LLC
          Small Cap Value Fund - Woodland Partners LLC
          Contrarian Value Fund - Sasco Capital, Inc.

          FMI is contractually obligated to reimburse the Funds for expenses over 2.00% of the daily net assets of the Funds. In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $68,524, $58,881, $53,089 and $66,965 for the year ended June 30, 2004, for the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively. FMI has agreed to reimburse the Strategy Fund for expenses over 1.2% of the Strategy Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase. These reimbursements amounted to $49,355.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the year ended June 30, 2004.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended June 30, 2004, no such expenses were incurred.

          In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The distributions were declared on August 4, 2004 by the Board of Directors and will be paid on August 5, 2004, to shareholders of record on August 3, 2004.

                                              STRATEGY                       EMERGING      SMALL CAP      CONTRARIAN
                                                FUND       GROWTH FUND     GROWTH FUND     VALUE FUND     VALUE FUND
                                              --------     -----------     -----------     ----------     ----------
     Dividend from net investment income      $     --      $     --         $     --      $       --         --
     $ per share                                    --            --               --              --         --
     Short-term gains                               --            --               --              --         --
     $ per share                                    --            --               --              --         --
     Long-term capital gains                   404,063            --               --       3,486,464         --
     $ per share                               0.32203            --               --         2.94931         --

(4)  INVESTMENT TRANSACTIONS --

          For the year ended June 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term securities) were as follows:

                                        PURCHASES             SALES
                                        ---------             -----
     Strategy Fund                     $ 2,940,038         $ 3,629,451
     Growth Fund                         4,315,360           4,192,742
     Emerging Growth Fund               42,360,738          46,503,302
     Small Cap Value Fund               12,052,991          33,300,509
     Contrarian Value Fund               2,240,401           2,285,728

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of June 30, 2004, liabilities of the Funds included the following:

                                                        STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                          FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                        --------     -----------    -----------     ----------     ----------
     Payable to brokers for investments purchased        $   --        $32,864       $   34,685     $     --        $179,975
     Payable to FMI for management fees
       and administrative fees                            6,307          4,427           35,632       18,040           5,313
     Payable to shareholders for redemptions                 --             55        1,070,378           55              --
     Due to custodian                                        --             --        3,045,890      110,794              --
     Deferred compensation plan for Directors               800            800              800          800             800
     Other liabilities                                    1,921          6,835            4,700        3,953           1,538

(6)  SOURCES OF NET ASSETS --

                                                        STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                          FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                        --------     -----------    -----------     ----------     ----------
  As of June 30, 2004 the sources of
    net assets were as follows:
      Fund shares issued and outstanding               $6,497,082     $4,077,511    $30,299,770    $ 9,272,432    $ 6,284,777
      Net unrealized appreciation
        on investments                                  1,285,791      1,070,407      9,374,617      5,814,783      1,296,979
      Undistributed net realized gains (losses)
        on investments                                    404,063      (221,787)    (8,360,256)      3,449,409    (1,178,194)
                                                       ----------     ----------    -----------    -----------    -----------
                                                       $8,186,936     $4,926,131    $31,314,131    $18,536,624    $ 6,403,562
                                                       ----------     ----------    -----------    -----------    -----------
                                                       ----------     ----------    -----------    -----------    -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Funds is presented on an income tax basis as of June 30, 2004:

                                                    GROSS           GROSS       NET UNREALIZED    DISTRIBUTABLE      DISTRIBUTABLE
                                   COST OF        UNREALIZED      UNREALIZED     APPRECIATION        ORDINARY          LONG-TERM
                                 INVESTMENTS     APPRECIATION    DEPRECIATION   ON INVESTMENTS        INCOME         CAPITAL GAINS
                                 -----------     ------------    ------------   --------------    -------------      -------------
     Strategy Fund               $ 6,903,544      $1,376,986       $ 91,195       $1,285,791         $     --         $  404,063
     Growth Fund                   3,836,646       1,101,348         36,301        1,065,047               --                 --
     Emerging Growth Fund         23,178,470       9,789,080        571,625        9,217,455               --                 --
     Small Cap Value Fund         12,889,487       6,015,796        238,068        5,777,728               --          3,486,464
     Contrarian Value Fund         5,269,719       1,319,483        129,520        1,189,963               --                 --

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended June 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2012) as of June 30, 2004, and tax basis post-October losses as of June 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                        JUNE 30, 2004                                      JUNE 30, 2003
                                -------------------------------------------------------------     -------------------------------
                                  ORDINARY        LONG-TERM      NET CAPITAL                         ORDINARY          LONG-TERM
                                   INCOME       CAPITAL GAINS        LOSS        POST-OCTOBER         INCOME         CAPITAL GAINS
                                DISTRIBUTIONS   DISTRIBUTIONS     CARRYOVERS        LOSSES        DISTRIBUTIONS      DISTRIBUTIONS
                                -------------   -------------     ----------     ------------     -------------      -------------
     Strategy Fund                 $3,764            $ 3         $       --        $     --         $   28,612        $  163,108
     Growth Fund                       --             --            216,427              --                 --                --
     Emerging Growth Fund              --             --          8,203,094              --                 --                --
     Small Cap Value Fund              --             --                 --              --          1,653,175         2,564,887
     Contrarian Value Fund          3,484             --          1,071,178              --                 --                --

          The Strategy Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund utilized $188,154, $3,673,235, $1,013,308 and $218,016, respectively, of post-October losses from the prior year to increase current year net capital losses or decrease capital gains.

          The Strategy Fund, Growth Fund, Small Cap Value Fund and Contrarian Value Fund utilized $188,478, $482,766, $1,250,444 and $456,496, respectively, of their capital loss carryovers during the year ended June 30, 2004.

          For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2004 which is designated as qualifying for the dividends received deduction is as follows (unaudited):
     Strategy Fund 100%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 0%, and Contrarian Value Fund 100%.

          For shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2004 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited): Strategy Fund 0%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 0% and Contrarian Value Fund 56%.

(8)  SUBSEQUENT EVENTS --

          The Board of Directors of FMI Mutual Funds, Inc. has approved an Agreement and Plan of Reorganization which provides for the tax-free reorganization of FMI Sasco Contrarian Value Fund into Phoenix Mid-Cap Value Fund, a newly created series of Phoenix-Aberdeen Worldwide Opportunities Fund. The investment adviser of Phoenix Mid-Cap Value Fund will be Phoenix Investment Counsel, a subsidiary of The Phoenix Companies, Inc., a New York Stock Exchange listed financial services company, and the sub-adviser will be Sasco Capital, Inc., the sub-adviser to the FMI Sasco Contrarian Value Fund. The Phoenix Mid-Cap Value Fund will have substantially the same investment objectives, policies, strategies and risks as the FMI Sasco Contrarian Value Fund.

          The reorganization is scheduled to take place on or about September 15, 2004 but is subject to the approval of the shareholders of the FMI Sasco Contrarian Value Fund and other conditions.

          On August 2, 2004, the Emerging Growth Fund experienced a shareholder redemption of $12,675,075.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue                                Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Mutual Funds, Inc.

  In our opinion, the accompanying statements of net assets of FMI Provident Trust Strategy Fund, FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund, FMI Woodland Small Capitalization Value Fund, and FMI Sasco Contrarian Value Fund (constituting FMI Mutual Funds, Inc., hereafter referred to as the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

August 4, 2004

FMI Mutual Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                              OTHER
                                    TERM OF          PRINCIPAL                                  # OF FUNDS    DIRECTORSHIPS
                         POSITION   OFFICE AND       OCCUPATION (S)                             IN COMPLEX    HELD BY
NAME, AGE                HELD WITH  LENGTH OF        DURING PAST                                OVERSEEN      DIRECTOR
AND ADDRESS              THE FUNDS  TIME SERVED      FIVE YEARS                                 BY DIRECTOR   OR OFFICER
-----------              ---------  -----------      ----------                                 -----------   ----------
NON-INTERESTED DIRECTORS
Barry K. Allen, 55       Director   Indefinite Term  Mr. Allen is Executive Vice President of         8       Qwest
1801 California St.                 since October    Qwest Communications International, Inc.,                Communications
Denver, CO 80202                    2001             (Denver, CO) a global communications                     International, Inc.,
                                                     company, since September 2002.  From                     Harley-Davidson
                                                     July 2000 to September 2002, Mr. Allen                   Inc., FMI Funds, Inc.
                                                     was President of Allen Enterprises, LLC,                 and FMI Common
                                                     (Brookfield, WI) a private equity investments            Stock Fund, Inc.
                                                     management company he founded after
                                                     retiring from Ameritech (Chicago, IL) in
                                                     July 2000. Mr. Allen had served as an officer
                                                     of Ameritech since 1995, most recently as
                                                     President.

George D. Dalton, 76     Director   Indefinite Term  Mr. Dalton is Chairman and Chief                 8       Clark Consulting
20825 Swenson Drive                 since October    Executive Officer of Call_Solutions.com,                 Inc., FMI Funds, Inc.
Waukesha, WI  53186                 2001             Inc. (Waukesha, WI) a privately held                     and FMI Common Stock
                                                     company specializing in teleservices call                Fund, Inc.
                                                     centers.  Prior to January 2000, Mr. Dalton
                                                     was Chairman of the Board and Chief
                                                     Executive Officer of Fiserv, Inc. (Brookfield,
                                                     WI), and had served in that capacity since
                                                     1984.

Gordon H.
  Gunnlaugsson, 60       Director   Indefinite Term  Mr. Gunnlaugsson retired from M&I                8       Renaissance Learning
c/o Fiduciary                       since October    Corporation (Milwaukee, WI) . He was                     Systems, Inc., FMI
  Management, Inc.                  2001             employed by M&I Corporation from June 1,                 Funds, Inc. and FMI
225 E. Mason St.                                     1970 to December 31, 2000 where he most                  Common Stock Fund,
Milwaukee, WI 53202                                  recently held the positions of Executive                 Inc.
                                                     Vice-President and Chief Financial Officer.

Paul S. Shain, 41        Director   Indefinite Term  Mr. Shain is President and Chief Operating       8       FMI Funds, Inc. and
5520 Research                       since October    Officer of Berbee Information Networks                   FMI Common Stock
  Park Drive                        2001             (Madison, WI) a leading provider of                      Fund, Inc.
Madison, WI  53711                                   e-business development, infrastructure
                                                     integration and application hosting services,
                                                     and has been employed by such firm since
                                                     January 2000. Prior to joining Berbee
                                                     Information Networks, Mr. Shain spent 12
                                                     years at Robert W. Baird & Co., Incorporated
                                                     (Milwaukee, WI), most recently as Managing
                                                     Director and Director of Equity Research.

INTERESTED DIRECTOR
Donald S.                Director   Indefinite Term  Mr. Wilson is Vice Chairman and Treasurer        6       FMI Common Stock
Wilson*<F46>, 61                    Since October    of Fiduciary Management, Inc. which he                   Fund, Inc.
c/o Fiduciary                       2001             co-founded in 1980.
Management, Inc.
100 E. Wisconsin Ave.    Vice-      One Year Term
Milwaukee, WI  53202     President  Since October
                         and        2001
                         Secretary

OTHER OFFICERS
Ted D. Kellner, 58       President  One Year Term    Mr. Kellner is Chairman of the Board and        N/A      Marshall & Ilsley
c/o Fiduciary            and        Since October    Chief Executive Officer of Fiduciary                     Corporation, FMI
  Management, Inc.       Treasurer  2001             Management, Inc. which he co-founded                     Funds, Inc. and FMI
100 E. Wisconsin Ave.                                in 1980.                                                 Common Stock Fund,
Milwaukee, WI  53202                                                                                          Inc.

Patrick J. English, 43   Vice-      One Year Term    Mr. English is President of Fiduciary           N/A      FMI Funds, Inc. and
c/o Fiduciary            President  Since October    Management, Inc. and has been employed                   FMI Common Stock
  Management, Inc.                  2001             by the Adviser in various capacities since               Fund, Inc.
100 E. Wisconsin Ave.                                December, 1986.
Milwaukee, WI 53202

Camille F. Wildes, 51    Vice-      One Year Term    Ms. Wildes is a Vice-President of Fiduciary     N/A      None
c/o Fiduciary            President  Since October    Management, Inc. and has been employed
  Management, Inc.       and        2001             by the Adviser in various capacities since
100 E. Wisconsin Ave.    Assistant                   December, 1982.
Milwaukee, WI 53202      Treasurer

*<F46> Mr. Wilson is an interested person of the Funds because he is an officer of the Funds and the Adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After
                                                     ------------------
August 31, 2004 information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Funds' website at http://www.fiduciarymgt.com or the website of the
                         ---------------------------
Securities and Exchange Commission.

Shareholders will be sent a 2004 Form 1099-DIV in January, 2005 representing their proportionate share of distributions, if any. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

                             FMI MUTUAL FUNDS, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                       FMI PROVIDENT TRUST STRATEGY FUND
                            PROVIDENT TRUST COMPANY

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                     (a division of GAMCO Investors, Inc.)

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Mutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert. Mr. Gunnlaugsson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$46,450 (FY 2004) and $44,250 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$24,125 (FY 2004) and $24,250 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e)(1) None

(e)(2) None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of August 10, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. Since, August 10, 2004, the date of the last evaluation, there have been no significant changes in FMI Mutual Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date      August 11, 2004
           -----------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
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     Registrant

     By   /s/ Ted D. Kellner
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          Ted D. Kellner, Principal Financial Officer

     Date      August 11, 2004
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